UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  September 23, 2005 (September 23, 2005)

SMURFIT-STONE CONTAINER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23876	43-1531401
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 North Michigan Avenue

Chicago, Illinois               60601

(Address of principal executive offices)  (Zip Code)

(312) 346-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act.

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01.                                          Regulation FD Disclosure.

On September 23, 2005, senior management of Smurfit-Stone Container Corporation (the “Company”) requested an amendment from the Company’s lending group to avoid the possibility of violating a financial covenant contained in the Company’s credit agreement entered into on November 1, 2004.  During the first half of 2005, the Company experienced a decline in volume and price, particularly for its Containerboard and Corrugated Containers products.  In addition, the Company is facing inflationary cost pressures for chemicals, energy, fiber and freight.  The impact of lower prices, reduced volume and cost inflation may result in a violation of the Consolidated Senior Secured Leverage Ratio set forth in Section 7.14 of the credit agreement at the end of the fiscal third quarter ending September 30, 2005.   To avoid the potential violation, the Company is requesting an amendment to Section 7.14 to revise the Consolidated Senior Secured Leverage Ratio for the period ending September 30, 2005 from 3.00x to 3.25x.  While the Company expects to obtain such amendment effective as of the end of its fiscal third quarter ending September 30, 2005, failure to obtain the amendment could result in a material adverse impact on the Company’s financial condition.

The Company also expects to announce during the fourth quarter the results of its strategic review covering all aspects of the Company, which review was previously announced during the first quarter of 2005, and the actions the Company plans to take as a result of the strategic review.

The information set forth in this Current Report on Form 8-K is being furnished pursuant to Regulation FD and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements that are based upon management’s expectations and beliefs concerning future events impacting the Company.  Certain matters contained herein including, but not limited to, the Company’s ability to obtain an amendment to its credit agreement, are based upon information available to Company management as of the date hereof.  These forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict.  As a result, actual results may differ materially and adversely from those expressed in any forward-looking statement.  Factors that may cause such a difference include, but are not limited to, failure to obtain the amendment on terms acceptable to the Company, as well as other risks and uncertainties described in “forward-looking statements” in the Company’s annual report on Form 10-K for the year ended December 31, 2004, as updated from time to time in the Company’s Securities and Exchange Commission filings.  The Company undertakes no obligation to revise or update publicly any forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 23 , 2005

SMURFIT-STONE CONTAINER CORPORATION

		By:	/s/ Craig A. Hunt
		Name:	Craig A. Hunt
		Title:	Senior Vice President, Secretary and
General Counsel